John Hancock
Natural Resources Fund

SUMMARY PROSPECTUS 12–31–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-800-225-5291 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 12-31-10, are incorporated by reference into this Summary Prospectus.

 Class A: JNRAX

Investment objective

To seek long-term total return.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 13 to 14 of the prospectus under “Sales charge reductions and waivers” or pages 125 to 128 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more	)

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A

Management fee	1.00

Distribution and service (12b-1) fees	0.30

Other expenses[1]	0.40

Total annual fund operating expenses	1.70

Contractual expense reimbursement[2]	−0.10

Total annual fund operating expenses after expense reimbursements	1.60

1	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.
2	The adviser has contractually agreed to waive advisory fees or reimburse certain fund expenses so that total fund operating expenses do not exceed 1.60% for Class A of the average annual net assets. These expense limitations are subject to certain exclusions, such as taxes, brokerage commissions, interest, litigation, short dividends, acquired fund fees and extraordinary expenses. The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time period indicated (Kept column) and then a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A

Shares	Sold	Kept

1 Year	655	655

3 Years	1,000	1,000

5 Years	1,368	1,368

10 Years	2,400	2,400

A Specialty Fund

 John Hancock Natural Resources Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

The fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The fund invests in four major sectors: (1) energy, (2) metals and mining, (3) forest products and (4) other natural resource-based companies, which are described below.

Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

Metals and Mining. The metals and mining sector includes companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

Forest Products. The forest products sector includes timber, pulp and paper product companies.

Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer and miscellaneous raw materials.

The fund’s “normal” allocation across the natural resources sectors is approximately:

■	60% — Energy and energy related
■	30% — Metals and mining
■	10% — Forest products, miscellaneous commodities companies and non-ferrous metals

The “normal” sector allocation reflects the subadviser’s view on availability and relative attractiveness of investment opportunities within the natural resources area. The fund’s sector allocation might differ significantly from this “normal” allocation at any specific point in time.

The subadviser uses a value-based approach to invest in a broad range of natural resources sectors. The subadviser utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions, the fund is fully invested.

Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of the subadviser’s analysis is understanding the economic and political dynamics of each of these countries. The fund may invest without limitation in foreign securities, including emerging markets. The fund utilizes currency forwards to protect the value of the fund’s assets when the subadviser deems it advisable to do so.

The subadviser utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the fund on the basis of relative attractiveness. The subadviser uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

When the subadviser deems it advisable to do so, the fund utilizes currency hedging to protect the value of the fund’s assets. The fund may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. The fund utilizes currency hedging to protect the value of the fund’s assets when the subadviser deems it advisable to do so.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Economic and market events risk Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Natural resources risk The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling Signature Services at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

Calendar year total returns These do not include sales charges and would have been lower if they did.

Average annual total returns Performance of broad-based market indexes are included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Energy Index consists of the companies in the Energy sector of the MSCI World Index.

MSCI World Metals & Mining Index consists of the companies in the Metals & Mining industry of the MSCI World Index.

MSCI World Paper & Forest Products Index consists of the companies in the Paper & Forest Products industry of the MSCI World Index.

October 15, 2005 is the inception date for the oldest class of shares, Class NAV shares. Class A shares were first offered on December 31, 2009. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

 John Hancock Natural Resources Fund

Calendar year total returns — Class A (%)

2006	2007	2008	2009
20.29	39.02	−50.49	55.61

Year-to-date total return The fund’s total return for the nine months ended September 30, 2010 was −1.88%

Best quarter: Q2 ’09, 25.35%

Worst quarter: Q3 ’08, −36.35%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		10-15-05

Class A before tax	47.81	6.93

After tax on distributions	47.48	4.14

After tax on distributions, with sale	31.07	5.37

MSCI World Energy Index (gross of foreign withholding tax on dividends)	27.03	3.16

MSCI World Metals & Mining Index (gross of foreign withholding tax on dividends)	81.07	13.95

MSCI World Paper & Forest Products Index (gross of foreign withholding tax on dividends)	37.70	−4.23

60% MSCI World Energy/30% MSCI World Metals & Mining/10% MSCI World Paper & Forest Products Combined Index	43.74	6.29

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Wellington Management Company, LLP

Portfolio management

Jay Bhutani
Portfolio manager since 2009

Director and global industry analyst

John O’Toole, CFA
Portfolio manager since 2005

Vice president and equity research analyst

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and for group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    3540SP 12-31-10    SEC file number: 811-21779